Exhibit 99.1

Village Farms International Announces

Expansion of Cultivation Capacity in Delta, British Columbia

Company to convert incremental 550,000 sq. ft. of advanced greenhouse to cannabis production

Phased expansion plan expected to provide additional 40 tonnes of annual production once complete

Increased capacity will support continued profitable growth in Canadian and International markets

Vancouver, BC, August 4, 2025 – Village Farms International, Inc. (“Village Farms” or the “Company”) (NASDAQ: VFF) today announced that it’s Board of Directors has unanimously approved an investment to expand the Company’s cannabis cultivation capacity by converting the remaining 550,000 sq. ft. of its Delta 2 greenhouse in Delta, British Columbia to cannabis production.

An incremental 40 metric tonnes of annual production capacity is expected to come online in phases, with the first planting of new grow rooms in the spring of 2026. The conversion process is expected to begin in November 2025 and will require approximately CAD $10 million in capital expenditures throughout the duration of the project, which is expected to be fully ramped by the first quarter of 2027. The project will be funded with existing cash on hand, with the majority of the capital expenditures related to the project expected to occur in calendar year 2026.

President and Chief Executive Officer Michael A. DeGiglio commented, “We are pleased to announce this capacity expansion, which will enable us to continue supporting our Canadian and International customers with the consistent supply of quality products they expect from Village Farms. Our business isgrowing organically, with market conditions across the globe aligning favorably with the competitive strengths we’ve established through nearly 40 years in controlled environment agriculture. We expect these trends to continue, and that this investment will help drive profitable growth in 2026 and beyond.”

The completion of the Delta 2 greenhouse conversion will result in 2.2 million sq. ft. of operational cannabis production, increasing production square footage by approximately 33 percent and expanding the Company’s position as one of the single largest cannabis producers in the world. The Company owns an incremental 2.6 million sq. ft. of advanced greenhouse capacity through its Delta 1 greenhouse, which provides additional flexibility to continue scaling profitably with increasing global cannabis demand in the future.

Mr. DeGiglio concluded, “I am very proud of our operating team’s discipline and execution, and the way our Canadian cannabis team has consistently and profitably matched our supply with demand over the past several years. We have always taken a crawl, walk, run approach to scaling our operations, and we are pleased to utilize the strength of our balance sheet and reward our team with the incremental capacity they need to continue building our leadership position in global cannabis.”

About Village Farms International, Inc.

Village Farms leverages decades of experience in Controlled Environment Agriculture as a large-scale, vertically-integrated supplier of high-value, high-growth plant-based Consumer Packaged Goods. The Company built a strong foundation as the leading and longest-tenured fresh produce supplier to grocery and large-format retailers throughout the US and Canada, but now focuses its agricultural expertise on high-growth cannabinoid opportunities internationally.

In Canada, the Company's wholly owned Canadian subsidiary, Pure Sunfarms, is one of the single largest cannabis operations in the world (2.2 million square feet of greenhouse production), a low-cost producer and one of Canada’s highest quality and best-selling brands. The Company owns an incremental 2.6 million square feet of greenhouse capacity in Canada for future expansion, and also owns 80% of Québec-based, Rose LifeScience, a leader in the commercialization of cannabis products.

Internationally, Village Farms is targeting selected, nascent, legal cannabis opportunities with significant growth potential. The Company exports medical cannabis from its EU GMP certified facility in Canada to international markets including Germany, the United Kingdom, Israel, Australia, and New Zealand. The Company is expanding its export business to new countries and customers, and making select investments in international production assets. In Europe, wholly-owned Leli Holland has one of 10 licenses to grow and distribute recreational cannabis within the Dutch Coffee Shop Experiment.

In the US, wholly-owned Balanced Health Botanicals is one of the leading CBD and hemp-derived brands and e-commerce platforms in the country. Subject to compliance with all applicable US federal and state laws and stock exchange rules, Village Farms plans to enter the US THC market via multiple strategies, leveraging its Texas-based greenhouse assets (2.2 million square feet of existing greenhouse capacity and 950 acres of owned, unoccupied land for future expansion).

Village Farms Clean Energy (VFCE), through a partnership with Atlanta-based Terreva Renewables, creates renewable natural gas from landfill gas at its Delta RNG facility. VFCE receives royalties on all revenue generated. This partnership reduces Vancouver’s greenhouse gas emissions by 475,000 metric tons of CO2 per year, equivalent to removing more than 100,000 vehicles off the road or the energy use equivalent of powering 51,300 homes for one year.

The Company also holds a 37.9 percent equity ownership interest in Vanguard Food LP, a privately held joint venture with private investment firms which seeks to create a premier branded CPG foods company through M&A. Vanguard Food LP expects to continue acquiring other produce assets and operations with the support of its private investment firm partners, and will review various products and companies across many production methods while expanding its platform.

Cautionary Statement Regarding Forward-Looking Information

As used in this Press Release, the terms “Village Farms”, “Village Farms International”, the “Company”, “we”, “us”, “our” and similar references refer to Village Farms International, Inc. and our consolidated subsidiaries, and the term “Common Shares” refers to our common shares, no par value. Our financial information is presented in U.S. dollars and all references in this Press Release to “$” means U.S. dollars and all references to “C$” means Canadian dollars.

This Press Release contains forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and is subject to the safe harbor created by those sections. This Press Release also contains "forward-looking information" within the meaning of applicable Canadian securities laws. We refer to such forward-looking statements and forward-looking information collectively as "forward-looking statements". Forward-looking statements may relate to the Company's future outlook or financial position and anticipated events or results and may include statements regarding the financial position, business strategy, budgets, expansion plans, litigation, projected production, projected costs, capital expenditures, financial results, taxes, plans and objectives of or involving the Company. Particularly, statements regarding future results, performance, achievements, prospects or opportunities for the Company, the greenhouse vegetable or produce industry, the cannabis industry and market and our energy segment are forward-looking statements. In some cases, forward-looking information can be identified by such terms as "can", "outlook", "may", "might", "will", "could", "should", "would", "occur", "expect", "plan", "anticipate", "believe", "intend", "try", "estimate", "predict", "potential", "continue", "likely", "schedule", "objectives", or the negative or grammatical variation thereof or other similar expressions concerning matters that are not historical facts. The forward-looking statements in this Press Release are subject to risks that may include, but are not limited to: our limited operating history in the cannabis and cannabinoids industry, including that of Pure Sunfarms, Corp. (“Pure Sunfarms”), Rose LifeScience Inc. (“Rose” or “Rose LifeScience”) and Balanced Health Botanicals, LLC (“Balanced Health”); the limited operational history of the Delta RNG Project in our energy segment; the legal status of the cannabis business of Pure Sunfarms and Rose and the hemp business of Balanced Health and uncertainty regarding the legality and regulatory status of cannabis in the United States; risks relating to the integration of Balanced Health and Rose into our consolidated business; risks relating to obtaining additional financing on acceptable terms, including our dependence upon credit facilities and dilutive transactions; potential difficulties in achieving and/or maintaining profitability; variability of product pricing; risks inherent in the cannabis, hemp, CBD, cannabinoids, and agricultural businesses; our market position and competitive position; our ability to leverage current business relationships for future business involving hemp and cannabinoids; the ability of Pure Sunfarms and Rose to cultivate and distribute cannabis in Canada; existing and new governmental regulations, including risks related to regulatory compliance and regarding obtaining and maintaining licenses required under the Cannabis Act (Canada), the Criminal Code and other Acts, S.C. 2018, C. 16 (Canada) for its Canadian operational facilities, and changes in our regulatory requirements; legal and operational risks relating to expected conversion of our greenhouses to cannabis production in Canada and in the United States; risks related to rules and regulations at the U.S. Federal (Food and Drug Administration and United States Department of Agriculture), state and municipal levels with respect to produce and hemp, cannabidiol-based products commercialization; retail consolidation, technological advances and other forms of competition; transportation disruptions; product liability and other potential litigation; retention of key executives; labor issues; uninsured and underinsured losses; vulnerability to rising energy costs; inflationary effects on costs of cultivation and transportation; recessionary effects on demand of our products; environmental, health and safety risks, foreign exchange exposure, risks associated with cross-border trade; difficulties in managing our growth; restrictive covenants under our credit facilities; natural catastrophes; elevated interest rates; and tax risks.

The Company has based these forward-looking statements on factors and assumptions about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. Although the forward-looking statements contained in this Press Release are based upon assumptions that management believes are reasonable based on information currently available to management, there can be no assurance that actual results will be consistent with these forward-looking statements. Forward-looking statements necessarily involve known and unknown risks and uncertainties, many of which are beyond the Company's control, which may cause the Company's or the industry's actual results, performance, achievements, prospects and opportunities in future periods to differ materially from those expressed or implied by such forward-looking statements. These risks and uncertainties include, among other things, the factors contained in the Company's filings with securities regulators, including the Company’s most recently filed Quarterly Report on Form 10-Q and the Company’s most recently filed annual report on Form 10-K.

When relying on forward-looking statements to make decisions, the Company cautions readers not to place undue reliance on these statements, as forward-looking statements involve significant risks and uncertainties and should not be read as guarantees of future results, performance, achievements, prospects and opportunities. The forward-looking statements made in this Press Release relate only to events or information as of the date on which the statements are made in this Press Release. Except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, after the date on which the statements are made or to reflect the occurrence of unanticipated events.

Contact Information

Sam Gibbons Senior Vice President, Corporate Affairs Phone: (407) 936-1190 ext. 328 Email: sgibbons@villagefarms.com